EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF GRIDIRON BIONUTRIENTS, INC.

In connection with the accompanying Annual Report on Form 10-K of GridIron BioNutrients, Inc. for the year ended August 31, 2018, the undersigned, Timothy Orr, President of GridIron BioNutrients, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended August 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Annual Report on Form 10-K for the year ended August 31, 2018 fairly presents, in all material respects, the financial condition and results of operations of GridIron BioNutrients, Inc.

Date: December 14, 2018	/s/ Timothy Orr
Timothy Orr
President, Secretary, Treasurer and director (and principal executive officer, principal financial officer and principal accounting officer)